Exhibit 99.06

Annex #2 to Form ABS Due Diligence 15E

Item 5. Summary of findings and conclusions of review

OneDiligence, LLC was engaged by Annaly Capital Management (The Requestor) as diligence provider to order and review title reports for a population of 5 one-to-four family residential mortgage loans (the “Subject Loans”). As of review date, OneDiligence, LLC has received and reviewed a total of 5 Current Owner searches with up to date title and tax information on each loan. Title Policy was reviewed for any and all loans that had exceptions prior to Subject loan origination as shown in the table attached to this form.

With respect to these 5 loans:

1.	As set forth in the title reports, the subject mortgage is recorded in the appropriate recording jurisdiction for all mortgages examined.
2.	As set forth in the title reports, the subject mortgage is in 1st lien position, with the exception of:

a.	0 mortgage loans for which a clean title policy was issued which did not take exception to the prior liens/judgments but for which potentially superior post ordination liens/judgments were found of record. For the purposes of identifying those potentially superior post-origination HOA liens which may not be enforceable due to statutory limitations, the Client provided a reference citing applicable state statutes. ProTitleUSA has confirmed that the state statutes referenced by Client are current statutes. ProTitleUSA has applied the effective dates and statutes of limitations referenced by Client without making a legal determination as to the rights of priorities of a potential lender, investor, or purchaser of interests in real estate and for those mortgage loans, the total amount of such potentially superior post origination recorded liens/judgments is $0.00 .

b.	0 mortgage loans for which potentially superior post origination liens/judgments were found of record. ProTitleUSA has confirmed that the state statutes referenced by Client are current statutes. ProTitleUSA has applied the effective dates and statutes of limitations referenced by Client without making a legal determination as to the rights of priorities of a potential lender, investor, or purchaser of interests in real estate and for those mortgage loans, the total amount of such potentially superior post origination recorded liens/judgments is $0.00.

OneDiligence LLC- 9550 Regency Square Blvd Suite 906, Jacksonville, FL 32225

Scope for due diligence work:

This limited-scope was for around reviewing the most recent title reports provided by ProTitleUSA, Inc. Based on the title report, we captured the current lien position, potential assignment chain concerns, concerns with recordation and legal ownership; and any current and delinquent taxes.

Based on the searches for these loans, if any issue was identified the client was made aware and has made arrangements to assure the curative action has been taken. Based on the review, it was determined that there were no non-curable significant issues on the mortgaged properties.

Thank you,

OneDiligence, LLC,

About OneDiligence, LLC:

Legal entity name: OneDiligence, LLC

One Diligence, LLC, a subsidiary of ProTitleUSA, is a rated TPR firm using the latest Machine Learning and Data Extraction technologies which enables experienced underwriters to review loans much faster. With ProTitleUSA's automation and expertise of tax and title reviews, DocSolutionUSA's expertise of recorded documents, notes and title policy reviews, as well as the credit and compliance expertise of One Diligence's underwriting staff, One Diligence, LLC holds a very high standard on reliable, timely, versatile and competent reviews of real estate loans.

OneDiligence LLC- 9550 Regency Square Blvd Suite 906, Jacksonville, FL 32225

Loan #	State	MTG Lien Position	MTG Released?	Count of Pre- Origination MTG Liens	Count of Pre- Origination Non-MTG Liens	TPOL Reviewed?	TPOL Exception to Pre- Origination Liens?	Post- Origination Non-MTG Liens (Yes/No)	Super lien State?	HOA/ COA Lien?	Muni Lien?	Total Delinquent Tax Amount
1	AZ	1	No	0	0	N/A	N/A	No	No	No	No	$-
2	FL	1	No	0	0	N/A	N/A	No	Yes	No	No	$-
3	OK	1	No	0	0	N/A	N/A	No	No	No	No	$-
4	PA	1	No	0	0	N/A	N/A	No	Yes	No	No	$-
5	WI	1	No	0	0	N/A	N/A	No	No	No	No	$-